UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 4, 2007

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Viewpoint Corporation entered into a Securities Purchase Agreement with certain accredited investors, dated as of May 4, 2007, under which Viewpoint issued 13,250,000 shares of Viewpoint common stock in a private placement to such accredited investors at a purchase price of $0.40 per share (resulting in aggregate gross proceeds of $5,300,000). The investors in the transaction also received warrants to purchase an additional 3,312,500 shares of common stock at an exercise price of $0.45 per share (subject to certain adjustments). Such warrants are not exercisable for six months following issuance and have an aggregate term of three and one-half years.

The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended, and were sold in reliance upon the exemption from securities registration afforded by Regulation D. Each investor represented to Viewpoint that it is an “Accredited Investor”, as defined in Rule 501 of Regulation D under the Securities Act. In connection with the private placement, Viewpoint entered into a Registration Rights Agreement with the investors pursuant to which Viewpoint is required to file a registration statement with the SEC covering the shares within 45 days of the closing of the private placement.

The foregoing is a summary of the terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants and does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement and the Form of Warrant, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

Viewpoint issued a press release announcing the closing of the transaction on May 7, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.02	Unregistered Sale of Equity Securities

The disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

	10.1	Securities Purchase Agreement, dated as of May 4, 2007, by and between Viewpoint Corporation and the five investors listed on the Schedule of Purchasers attached thereto.

10.2	Registration Rights Agreement, dated as of May 4, 2007, by and between Viewpoint Corporation and the five investors listed on the signature pages attached thereto.

10.3	Form of Warrant for Common Stock of Viewpoint Corporation.

99.1	Press release issued by Viewpoint Corporation on May 7, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ Christopher C. Duignan
Christopher C. Duignan
Chief Financial Officer

Dated: May 8, 2007